UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 29, 2020

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 29, 2020, BeiGene, Ltd. (the “Company”) issued a press release announcing follow-up data from the Phase 3 ASPEN trial comparing BRUKINSA™ (zanubrutinib) to ibrutinib for the treatment of Waldenström’s macroglobulinemia (WM) and long-term follow-up data from a Phase 1/2 study in patients with treatment naïve and relapsed/refractory (R/R) WM, presented at the 2020 American Society of Clinical Oncology (ASCO) Virtual Scientific Program. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 29, 2020, the Company issued a press release announcing results from a Phase 3 clinical trial evaluating its anti-PD-1 antibody tislelizumab in combination with standard chemotherapy for the first-line treatment of patients with advanced squamous non-small cell lung cancer (NSCLC), presented at the ASCO Virtual Scientific Program. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1
Press Release titled “BeiGene Presents Updated Head to Head Results from Phase 3 Trial of Zanubrutinib vs. Ibrutinib in Patients with Waldenström’s Macroglobulinemia at the 2020 American Society of Clinical Oncology (ASCO) Virtual Scientific Program,” issued on May 29, 2020

99.2
Press Release titled “BeiGene Presents Phase 3 Data on Tislelizumab Combined with Chemotherapy for the Treatment of Patients with Advanced Squamous Non-Small Cell Lung Cancer at the 2020 American Society of Clinical Oncology (ASCO) Virtual Scientific Program,” issued on May 29, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description
99.1
Press Release titled “BeiGene Presents Updated Head to Head Results from Phase 3 Trial of Zanubrutinib vs. Ibrutinib in Patients with Waldenström’s Macroglobulinemia at the 2020 American Society of Clinical Oncology (ASCO) Virtual Scientific Program,” issued on May 29, 2020

99.2
Press Release titled “BeiGene Presents Phase 3 Data on Tislelizumab Combined with Chemotherapy for the Treatment of Patients with Advanced Squamous Non-Small Cell Lung Cancer at the 2020 American Society of Clinical Oncology (ASCO) Virtual Scientific Program,” issued on May 29, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: June 1, 2020	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel